UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-10103

Satuit Capital Management Trust

(Exact name of registrant as specified in charter)

238 Public Square  Suite 200,  Franklin, TN   37064

(Address of principal executive offices)   (Zip code)

Thomas R. Westle

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

                 (Name and address of agent for service)

Registrant's telephone number, including area code:   (615) 790-8888

Date of fiscal year end:

October 31

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended, (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.

REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

SATUIT CAPITAL MANAGEMENT TRUST

Satuit Capital U.S. Emerging Companies Fund (SATMX)

Satuit Capital U.S. Small Cap Fund (SATSX)

Satuit Capital U.S. SMID Cap Fund (SATDX)

OCTOBER 31, 2014

2014 Letter to Shareholders and 2015 Market Outlook

“History doesn’t repeat itself, but it does rhyme” – Mark Twain

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An old saying but truer than most in the world of financial markets.  At Satuit, our investment strategies focus on U.S. domestic equities.  Our investment philosophy is that earnings growth drives stock prices. Our investment process focuses on the drivers of earnings growth; revenue, margin, balance sheet strength and cash flow. We are bottom up, fundamental equity investors.  However, like all professional investors we do pay attention to what the charts might be telling us.  Occasionally, we like to review the long-term chart of the Dow Jones Industrial Average (above) as it puts the index level into a broader historical perspective.  It appears to us that the last 15 years look more like a consolidation of the secular bull that began in the early 80’s (after the lost decade of the seventies). Given the repair of the U.S consumer’s balance sheet and income statement and what we consider to be sustainable U.S. economic growth, we believe that 1) the next U.S. domestic economic expansion is occurring and 2) a new secular bull market has arrived.

The Great Recession caused a massive blow to U.S. consumer’s balance sheet in the form of destruction of the price of homes (S&P/Case-Shiller U.S. National Home Price Index - below) which, in most cases, represents the largest asset on the balance sheet.  Since bottoming in 2012, home prices have rebounded nicely and continue to move upward and to the right.  We believe that this trend will remain in place for several reasons including lower mortgage rates, relatively lower supply of homes and an increasing demand in home ownership.

Further, the income statement as measured by Disposable Personal Income (below) continues to move upward to the right.  For the past several years consumers have used income to reduce consumer and mortgage debt and have increased their savings rates.  At this point in the economic cycle it is our belief that the incremental dollar of disposable income will move toward more consumption expenditures versus savings and balance sheet repair.  Continued labor market stability and job creation will add to consumer confidence and spending.

Previous equity consolidations usually ended with strong breakouts of the index value coupled with expected and then realized U.S. domestic economic growth. The U.S. economy is reaccelerating fueled by the repair and now growth of the U.S. consumer balance sheet and income statement. Economic expansion is also being fueled by increased corporate spending do to the release of the enormous cash balances that have been sitting on corporate balance sheets. This is creating a cycle of consumer spending, corporate spending, job growth and economic growth all leading to higher equity market returns.

For several years, investment pundits have been predicting a market correction of 10% to 20%. U.S. equities have traded almost 750 days without a 15% correction in the DJIA or the S&P 500.  However, we’ve seen longer time periods of upward to-the-right movement without a correction. So, why haven’t we seen a correction?  A big part of the answer is global central bank intervention and the enormous amount of liquidity that has been inserted into the financial system.  We’re not breaking new ground with that comment.  However, we feel that the U.S. equity markets will continue to grind higher for two very important reasons; 1) we’re in a new U.S. economic expansion and 2) we’re in new secular bull market.  The new secular bull market is being driven by a new U.S. domestic economic expansion which is itself being driven by the U.S. consumer and U.S corporate capital spending.

Performance Review: The Satuit Funds SATMX, SATSX, SATDX

It is an exciting time for us at Satuit.  We now write our Annual Letter to Shareholders addressing three strategies; our flagship Satuit Capital U.S Emerging Companies Fund (SATMX), Satuit Capital U.S. Small Cap Fund (SATSX), and the Satuit Capital U.S. SMID Cap Fund (SATDX).  Launched in April of 2013 SATSX focuses on those companies with market capitalizations of the Russell 2000 index.  SATDX focuses on those companies with market capitalizations of the Russell 2500 Index.  The investment philosophy and process of SATSX and SATDX are the same as SATMX; earnings growth ultimately drives stock prices. Our investment process focuses on the drivers of earnings growth; revenue, margin, balance sheet strength and cash flow. Over the last fourteen years managing SATMX, we believe we have developed a product and a brand in the Satuit name that symbolizes consistency, discipline and insight reflective of our investment process and philosophy.  The long term returns of SATMX are reflective of our philosophy and process.  We bring that same philosophy and process to SATSX and SATDX.  We hope that you will take a closer look at SATMX and SATDX and consider them for your investment portfolio.

The Satuit U.S. Emerging Companies Fund (SATMX) struggled during the 2014 fiscal year ending October 31, 2014 returning -0.73% for the year.  Our comparable index, the Russell 2000 returned 8.06%.  As we are competitive by nature, we are frustrated with our one year returns but recognize that this fiscal year has been a year of relatively high equity returns fueled in by pockets of sector returns that we would be underinvested in.  However our longer term returns show that our investment process and philosophy add value to our shareholders.  Since inception 12/12/2000, SATMX has returned 12.55% annualized versus the Russell 2000 annualized return of 7.92%.

A closer look at SATMX returns reinforces a more consistent long term positive investment return over our benchmarks.  SATMX ten year annualized return since inception are still substantially above the benchmark.  Over the last ten years, SATMX has returned 9.4% versus 8.67% for the Russell 2000.  SATMX’s annualized return since inception is 12.55% versus 7.92% for the Russell 2000. The long term returns are the result of the consistent application of our investment philosophy, the consistent application of our investment process and the insight we achieve through our fundamental research.

Looking closer at the contributions to returns during the year we find positive contributions from Health Care and Consumer Discretionary Sectors.  Horizon Pharmaceuticals (HZNP), Exact Sciences Corp (EXAS) as well as Otonomy Inc. (OTIC) were standout contributors to performance in the Health Care Sector.  They continue to be holdings of SATMX. Kona Grill (KONA) and Fiesta Restaurant Group (FRGI) were solid contributors in the Consumer Discretionary Sector. KONA is still a holding in the strategy while our position in FRGI was sold. Detracting from performance where the Information Technology and Energy Sectors.  Aerohive Networks (HIVE), Professional Diversity Network (IPDN) and 8x8 Inc. (EGHT) negatively impacted performance.  None of those companies are holdings of SATMX.  Further, the Energy Sector saw negative contributions from Callon Petroleum (CPE) and American Eagle Energy (AMZG).  Neither company is a holding of SATMX.

Our Small Cap strategy, SATSX, in its first full fiscal year of operations, returned 13.05% besting its benchmark Russell 2000 return of 8.06%. Since its inception April 1, 2013, SATMX has returned 24.11% versus 15.62% for the Russell 2000. Holdings in the Information Technology and the Health Care Sectors contributed the most to returns.  Standouts in the IT Sector include GT Advanced Technologies (GTAT) and Synaptics Inc. (SYNA).  In Health Care, Lannett Company (LCI) and Given Imaging Ltd (GIVN).  Due to valuations, we exited our positions in GTAT, SYNA and LCI.  GIVN was acquired by Covidien. The Energy Sector detracted most from performance.  U.S. Silica (SLCA), Sanchez Energy (SN) and Interoil (IOC) were holdings that detracted most of the performance in the Sector.  None of those are holdings in the strategy.

Our SMID Cap strategy, SATDX, in its first fiscal year of operations, returned 20.53% besting its benchmark Russell 2500 return of 10.23%. Since its inception April 1, 2013, SATDX has returned 27.86% versus 16.25% for the Russell 2500.  Health Care and Information Technology lead contributions to returns for SATDX.  Jazz Pharmaceuticals (JAZZ) and United Therapeutics (UTHR) were two standout performers for SATDX from the Health Care Sector while SYNA and F5 Networks (FFIV) from the IT Sector added to performance.  JAXX, UTHR and FFIV are still positions in SATDX while SYNA is not.  Energy was a difficult sector for the strategy. Detracting most from performance were SLCA, Interoil (IOC) and Core Labs (CLB).  All three positions have been sold.

We are now entering our fifteenth year of operations of the Satuit Capital U.S Emerging Companies Fund.  Alongside our flagship fund, Satuit Capital U.S. Emerging Companies (SATMX), we are excited to offer investors the Satuit Capital U.S. Small Cap (SATSX) and Satuit Capital U.S. SMID Cap (SATDX.)  As we enter what we consider to be the next U.S. domestic economic expansion and the new U.S. secular bull market, we are excited about the prospects for our shareholders in all three funds.  Reviewing the last expansionary economic cycle, November of 2001 through November of 2007, investors will find that the SATMX was one of the best performing small cap growth strategies.  As we move into the next expansionary cycle, we are confident that the consistency, discipline and insight that surround our investment philosophy and process will once again produce superior investment returns for our shareholders in SATMX, SATSX and SATDX.

Sincerely,

Robert J. Sullivan

Chief Investment Officer

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2014 (UNAUDITED)

Average Annual Total Return					Since	Dollar
For the Periods Ended October 31, 2014	1 Year	3 Year	5 Year	10 Year	Inception	Value

Satuit Capital U.S. Emerging Companies Fund	-0.73%	12.26%	14.21%	9.44%	12.55%	$51,597

S&P 500 Index	17.27%	19.77%	16.70%	8.21%	4.85%	$19,296

Russell 2000 Index	8.06%	18.17%	17.39%	8.67%	7.92%	$28,803

Cumulative Performance Comparison $10,000 Investment Since Inception*

* Commencement of operations was December 12, 2000.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.  Investors cannot invest directly in an index.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

SATUIT CAPITAL U.S. SMALL CAP FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2014 (UNAUDITED)

Average Annual Total Return
For the Periods Ended October 31, 2014	1 Year	Since Inception	Dollar Value

Satuit Capital U.S. Small Cap Fund	13.05%	24.11%	$14,074

Russell 2000 Index	8.06%	15.62%	$12,584

Cumulative Performance Comparison $10,000 Investment Since Inception*

* Commencement of operations was April 1, 2013.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

SATUIT CAPITAL U.S. SMID CAP FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2014 (UNAUDITED)

Average Annual Total Return
For the Periods Ended October 31, 2014	1 Year	Since Inception	Dollar Value

Satuit Capital U.S. SMID Cap Fund	20.53%	27.86%	$14,753

Russell 2500 Index	10.23%	16.25%	$12,693

Cumulative Performance Comparison $10,000 Investment Since Inception*

* Commencement of operations was April 1, 2013.

The Russell 2500 Index is composed of the smallest 2500 securities in the Russell 3000® Index. The Russell 2500 is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment of the U.S. equity universe.

Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Satuit Capital U.S. Emerging Companies Fund

Portfolio Illustration (Unaudited)

October 31, 2014

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
21.92%
Basic Materials
2.27%
Communication Services
1.06%
Consumer Cyclical
12.49%
Consumer Defensive
3.12%
Energy
8.46%
Financial Services
12.06%
Healthcare
22.36%
Industrials
16.26%

Sectors are categorized using Morningstar® classifications.

Satuit Capital U.S. Small Cap Fund

Portfolio Illustration (Unaudited)

October 31, 2014

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Real Estate
1.93%
Technology
17.59%
Industrials
23.17%
Basic Materials
6.60%
Communication Services
2.07%
Consumer Cyclical
11.16%
Healthcare
20.07%
Energy
9.05%
Financial Services
8.36%

Sectors are categorized using Morningstar® classifications.

Satuit Capital U.S. SMID Cap Fund

Portfolio Illustration (Unaudited)

October 31, 2014

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
22.65%
Basic Materials
3.67%
Consumer Cyclical
14.91%
Real Estate
3.64%
Consumer Defensive
1.98%
Energy
4.72%
Industrials
18.88%
Healthcare
29.55%

Sectors are categorized using Morningstar® classifications.

	Satuit Capital U.S. Emerging Companies Fund
	Schedule of Investments
	October 31, 2014

Shares		Value

COMMON STOCKS - 97.04%

Communications Equipment - 0.38%
99,600	Turtle Beach Corp. *	$ 575,688

Computer Peripheral Equipment - 1.04%
120,000	Ruckus Wireless, Inc. *	1,557,600

Crude Petroleum & Natural Gas - 3.94%
192,000	GeoPark Ltd. (Chile)*	1,649,280
133,400	Ring Energy, Inc. *	2,294,480
160,700	Synergy Resources Corp. *	1,958,933
		5,902,693
Cutlery, Handtools & General Hardware - 1.04%
102,000	Blount International, Inc. *	1,561,620

Electromedical & Electrotherapeutic Apparatus - 1.61%
70,800	Natus Medical, Inc. *	2,407,200

Electronic Computers - 3.90%
84,700	Omnicell, Inc. *	2,736,657
97,000	Super Micro Computer, Inc. *	3,100,120
		5,836,777
Engines & Turbines - 1.80%
41,100	Power Solutions International, Inc. *	2,692,050

Finance Services - 2.04%
89,400	TPG Specialty Lending, Inc.	1,499,238
96,900	Walker & Dunlop, Inc. *	1,561,059
		3,060,297
Food and Kindred Products - 1.50%
129,400	Amira Nature Foods, Ltd. (United Arab Emirates) *	2,252,854

Glass, Glassware, Pressed or Blown - 1.04%
54,100	Libbey, Inc. *	1,555,375

In Vitro & In Vivo Diagnostic Substances - 1.39%
525,600	Immunomedics, Inc. *	2,076,120

Industrial & Commercial Fans, Blowers & Air Purifying Equipment - 1.13%
118,500	Ceco Environmental Corp.	1,696,920

Instruments For Measuring & Testing of Electricity & Electric Signals- 2.25%
139,500	Cascade Microtech, Inc. *	1,498,230
220,000	Xcerra Corp. *	1,867,800
		3,366,030
Metal Doors, Sash, Frames, Molding & Trim - 1.12%
178,600	PGT, Inc. *	1,679,733

Metal Forgings & Stampings - 1.56%
44,000	Park-Ohio Holdings Corp.	2,336,840

Miscellaneous Food Preparations & Kindred Products - 1.55%
175,000	Inventure Foods, Inc. *	2,317,000

Motor Vehicle Parts & Accessories - 1.39%
50,000	Gentherm, Inc. *	2,085,000

Motorcycles, Bicycles, & Parts - 1.22%
108,300	Fox Factory Holding Corp. *	1,834,602

Oil & Gas Field Machinery & Equipment - 2.51%
418,000	Profire Energy, Inc. *	1,550,780
115,700	Tesco Corp.	2,202,928
		3,753,708
Oil, Gas Field Services - 1.09%
165,000	Aspen Aerogels, Inc. *	1,638,450

Optical Instruments & Lenses - 1.32%
194,500	Nova Measuring Instruments, Ltd. (Israel) *	1,978,065

Ordnance & Accessories - 2.35%
45,000	Smith & Wesson Holding Corp. *	457,200
162,900	TASER International, Inc. *	3,069,036
		3,526,236
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.21%
76,500	Inogen, Inc. *	1,806,165

Pharmaceutical Preparations - 5.70%
53,500	BioSpecifics Technologies Corp. *	2,146,420
83,600	Cambrex Corp. *	1,762,288
122,500	Horizon Pharma, Inc. *	1,585,150
30,517	Ocular Therapeutix, Inc. *	465,995
97,700	Otonomy, Inc. *	2,574,395
		8,534,248
Pumps & Pumping Equipment - 1.16%
54,600	Gorman-Rupp Co.	1,733,004

Radio & TV Broadcasting & Communications Equipment - 1.18%
92,000	CalAmp Corp. *	1,773,760

Railroads, Line-Haul Operating & Equipment - 0.69%
58,200	Providence & Worcester Railroad Co.	1,031,304

Retail-Drug Stores & Proprietary Stores - 1.07%
555,200	Liberator Medical Holdings, Inc.	1,598,976

Retail-Eating Places - 5.16%
24,600	Chuy's Holdings, Inc. *	735,786
526,188	Diversified Restaurant Holdings, Inc. *	2,725,654
106,600	Kona Grill, Inc. *	2,401,698
153,000	Ruth's Hospitality Group, Inc.	1,862,010
		7,725,148
Retail-Retail Stores, NEC - 2.14%
178,000	1-800-Flowers.com, Inc. *	1,429,340
99,700	Kirkland's, Inc. *	1,774,660
		3,204,000
Savings Institution, Federally Chartered - 1.61%
493,400	Atlantic Coast Financial Corp. *	2,032,808
27,600	HF Financial Corp.	375,360
		2,408,168
Security Brokers, Dealers & Flotation Companies - 1.23%
76,100	FBR & Co. *	1,837,054

Semiconductors & Related Devices - 4.19%
44,100	Ambarella, Inc. *	1,953,189
228,000	Lattice Semiconductor Corp. *	1,529,880
39,000	NVE Corp. *	2,795,520
		6,278,589
Services-Business Services - 2.87%
110,600	Radware, Ltd. (Israel) *	2,100,294
94,295	Reis, Inc.	2,206,503
		4,306,797
Services-Commercial Physical & Biological Research - 2.08%
71,800	Albany Molecular Research, Inc. *	1,670,068
60,000	Exact Sciences Corp. *	1,444,200
		3,114,268
Services-Computer Integrated System Designs - 1.11%
132,000	Datalink Corp. *	1,669,800

Services-Computer Programming, Data Processing, Etc. - 1.15%
55,500	Healthstream, Inc. *	1,718,280

Services-Computer Programming Services - 0.55%
50,000	Perficient, Inc. *	829,000

Services-Engineering Services - 1.27%
43,900	Engility Holdings, Inc. *	1,896,480

Services-Health Services - 2.09%
72,600	US Physical Therapy, Inc.	3,132,690

Services-Personal Services - 1.27%
94,800	Carriage Services, Inc.	1,892,208

Services-Prepackaged Software - 2.96%
264,100	IntraLinks Holdings, Inc. *	2,281,824
146,700	Tangoe, Inc. *	2,152,089
		4,433,913
Services-Testing Laboratories - 1.16%
307,000	Neogenomics, Inc. *	1,734,550

Short-Term Business Credit Institutions - 1.04%
34,200	Encore Capital Group, Inc. *	1,556,442

Special Industry Machinery (No Metalworking Machinery) - 1.04%
52,200	John Bean Technologies Corp.	1,564,434

State Commercial Banks - 5.88%
86,600	Citizens & Northern Corp.	1,723,340
298,000	Community Bankers Trust Corp. *	1,311,200
138,597	Customers Bancorp, Inc. *	2,647,202
30,927	First Capital Bancorp, Inc. *	138,553
186,580	Monarch Financial Holding, Inc.	2,369,566
53,700	Southern National Bancorp of Virginia, Inc.	621,846
		8,811,707
Surgical & Medical Instruments & Apparatus - 5.58%
120,200	K2M Group Holdings, Inc. *	1,935,220
289,700	Lemaitre Vascular, Inc.	2,120,604
94,600	SurModics, Inc. *	2,048,090
76,500	Vascular Solutions, Inc. *	2,249,865
		8,353,779
Telephone Communications (No Radio Telephone) - 1.04%
198,000	8x8, Inc. *	1,556,280

Trucking (No Local) - 1.28%
72,900	Universal Truckload Services, Inc.	1,918,728

Wholesale-Industrial Machinery & Equipment - 1.11%
25,000	DXP Enterprises, Inc. *	1,657,250

Wholesale-Petroleum & Petroleum Products (No Bulk Stations) - 1.06%
187,100	Aegean Marine Petroleum Network, Inc. (Greece)	1,580,995

TOTAL FOR COMMON STOCKS (Cost $125,226,562) - 97.04%		145,348,875

LIMITED PARTNERSHIPS - 0.77%
50,600	Cypress Energy Partners, L.P.	1,159,752
TOTAL FOR LIMITED PARTNERSHIPS (Cost $1,149,122) - 0.77%		1,159,752

WARRANTS - 0.00%
37,500	Horizon Pharma, Inc. 9/25/2017 (a)(b) *	-
TOTAL FOR WARRANTS (Cost $0) - 0.00%		-

TOTAL INVESTMENTS (Cost $126,375,684) - 97.81%		146,508,627

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.19%		3,276,367

NET ASSETS - 100.00%		$ 149,784,994

(a) Security is noted to be a Level 2 security. See Note 1.
(b) Exercise price is $4.57.
ADR - American depositary receipt.
* Non-income producing securities during the year.
The accompanying notes are an integral part of these financial statements.

	Satuit Capital U.S. Small Cap Fund
	Schedule of Investments
	October 31, 2014

Shares		Value

COMMON STOCKS - 94.31%

Air Transportation, Scheduled - 1.50%
845	JetBlue Airways Corp. *	$ 9,751

Communications Equipment, Nec - 0.40%
445	Turtle Beach Corp. *	2,572

Computer Peripheral Equipment - 1.83%
915	Ruckus Wireless, Inc. *	11,877

Crude Petroleum & Natural Gas - 4.93%
405	Rice Energy, Inc. *	10,704
400	RSP Permian, Inc. *	9,788
950	Synergy Resources Corp. *	11,581
		32,073
Cutlery, Handtools & General Hardware - 0.99%
420	Blount International, Inc. *	6,430

Cut Stone & Stone Products - 1.03%
120	CaesarStone Sdot-Yam, Ltd. (Israel)	6,703

Electrical Industrial Apparatus - 1.81%
480	HollySys Automation Technologies, Ltd. (China) *	11,774

Electromedical & Electrotherapeutic Apparatus - 1.93%
370	Natus Medical, Inc. *	12,580

Electronic Computers - 2.53%
515	Super Micro Computer, Inc. *	16,459

Engines & Turbines - 1.81%
180	Power Solutions International, Inc. *	11,790

Fire, Marine & Casualty Insurance - 1.68%
715	Third Point Reinsurance, Ltd. (Bermuda) *	10,939

General Industrial Machinery & Equipment - 1.59%
140	Zebra Technologies Corp. Class A *	10,325

Glass, Glassware, Pressed or Blown - 1.50%
340	Libbey, Inc. *	9,775

Glass Product, Made of Purchased Glass - 1.55%
230	Apogee Enterprises, Inc.	10,097

Lessors of Real Property, NEC - 1.84%
380	HFF, Inc.	11,962

Metal Doors, Sash, Frames, Molding & Trim - 1.36%
940	PGT, Inc. *	8,841

Motor Vehicle Parts & Accessories - 3.79%
670	American Axle & Manufacturing Holdings, Inc. *	12,951
280	Gentherm, Inc. *	11,676
		24,627
Oil & Gas Field Services, NBC - 0.79%
395	Seventy Seven Energy, Inc. *	5,163

Ordinance & Accessories (No Vehicle/Guided Missiles) - 3.00%
1,035	TASER International, Inc. *	19,499

Patent Owners & Lessors - 1.98%
260	InterDigital, Inc.	12,852

Pharmaceutical Preparations - 4.83%
470	Cambrex Corp. *	9,908
270	Lannett Co. *	15,314
235	Otonomy, Inc. *	6,192
		31,414
Pumps & Pumping Equipment - 1.59%
325	Gorman-Rupp Co.	10,316

Real Estate - 1.69%
580	Ladder Capital Corp. *	11,014

Retail - Computer & Computer Software - 0.99%
150	GameStop Corp., Class A	6,414

Retail-Eating Places - 0.98%
90	Jack in the Box, Inc.	6,394

Retail-Family Clothing Stores - 1.19%
580	Stein Mart, Inc.	7,760

Retail - Retail Stores, NEC - 0.41%
330	1-800-Flowers.com, Inc. *	2,650

Secondary Smelting & Refining of Nonferrous Metals - 1.34%
430	Constellium N.V., (Netherlands) Class A *	8,708

Security Brokers, Dealers & Flotation Companies - 1.32%
355	FBR & Co. *	8,570

Semiconductors & Related Devices - 5.96%
250	Ambarella, Inc. *	11,073
780	Atmel Corp. *	5,788
1,080	Himax Technologies, Inc.	8,230
120	Power Integrations, Inc.	6,043
590	RF Micro Devices, Inc. *	7,676
		38,810
Services-Business Services, Nec - 1.05%
295	HMS Holdings Corp. *	6,853

Services-Commercial Physical & Biological Research - 3.16%
200	Charles River Laboratories International, Inc. *	12,632
330	Exact Sciences Corp. *	7,943
		20,575
Services-Computer Processing & Data Preparation - 1.78%
535	Pegasystems, Inc.	11,593

Services-Consumer Credit Reporting, Collection Agencies - 1.85%
190	Portfolio Recovery Associates, Inc. *	12,017

Services-Health Services - 1.99%
300	US Physical Therapy, Inc.	12,945

Services-Miscellaneous Health & Allied Services, Nec - 1.90%
235	Icon Plc. (Ireland) *	12,363

Services-Offices & Clinics of Doctors of Medicine - 1.78%
215	AmSurg. Corp. *	11,612

Services-Prepackaged Software - 2.47%
495	AVG Technologies N.V. (Netherlands) *	8,870
180	Manhattan Associates, Inc. *	7,220
		16,090
Special Industry Machinery (No Metalworking Machinery) - 0.99%
215	John Bean Technologies Corp.	6,444

State Commercial Banks - 3.27%
2,390	Community Bankers Trust Corp. *	10,516
563	Customers Bancorp, Inc. *	10,753
		21,269
Steel Works, Blast Furnaces & Rolling & Finishing Mills - 1.01%
170	Worthington Industries, Inc.	6,571

Surgical & Medical Instruments & Apparatus - 3.77%
170	Icu Medical, Inc. *	12,053
295	Cantel Medical Corp.	12,508
		24,561
Telegraph & Other Message Communications - 1.79%
215	j2 Global, Inc.	11,629

Trucking (No Local) - 3.21%
505	Covenant Transportation Group, Inc. *	10,474
395	Universal Truckload Services, Inc.	10,396
		20,870
Water, Sewer, Pipeline, Comm & Power Line Construction - 1.68%
380	Primoris Services Corp.	10,914

Wholesale-Groceries & Related Products - 1.77%
130	Domino's Pizza, Inc.	11,543

Wholesale-Industrial Machinery - 1.02%
100	DXP Enterprises, Inc. *	6,629

Wholesale-Medical, Dental, Hospital Equipment & Supplies - 1.68%
1,180	Lumenis Ltd. (Israel) *	10,962

TOTAL FOR COMMON STOCKS (Cost $546,962) - 94.31%		613,579

LIMITED PARTNERSHIPS - 0.96%
150	Delek Logistics Partners, L.P.	6,264

TOTAL FOR LIMITED PARTNERSHIPS (Cost $5,929) - 0.96%		6,264

TOTAL INVESTMENTS (Cost $552,891) - 95.27%		619,843

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.73%		30,795

NET ASSETS - 100.00%		$ 650,638

ADR - American depositary receipt.
* Non-income producing securities during the year.
The accompanying notes are an integral part of these financial statements.

	Satuit Capital U.S. SMID Cap Fund
	Schedule of Investments
	October 31, 2014

Shares		Value

COMMON STOCKS - 97.27%

Biological Products (No Diagnostic Substances) - 1.54%
200	Techne Corp.	$ 18,210

Calculating & Accounting Machines (No Electronic Computers) - 1.69%
535	Verifone Holdings, Inc. *	19,934

Computer Communications Equipment - 2.85%
1,185	Brocade Communications Systems, Inc.	12,715
170	F5 Networks, Inc. *	20,907
		33,622
Crude Petroleum & Natural Gas - 4.59%
235	Gulfport Energy Corp. *	11,792
450	Matador Resources Co. *	10,922
765	Rice Energy, Inc. *	20,219
185	Whiting Petroleum Corp. *	11,329
		54,262
Dental Equipment & Supplies - 1.60%
240	Siro Dental System, Inc. *	18,852

Electrical Work - 1.00%
345	Quanta Services, Inc. *	11,758

Engines & Turbines - 3.16%
405	Brunswick Corp.	18,954
280	Power Solutions International, Inc. *	18,340
		37,294
Food Products - 1.93%
210	The Hain Celestial Group, Inc. *	22,733

Household Appliances - 1.90%
420	AO Smith Corp.	22,407

Industrial Instruments for Measurement, Display & Control - 1.67%
405	Sensata Technologies Holding NV (Netherlands) *	19,768

Lessors of Real Property, NEC - 1.71%
642	HFF, Inc.	20,210

Metalworking Machinery & Equipment - 1.63%
265	Lincoln Electric Holdings, Inc.	19,207

Motor Vehicle Parts & Accessories - 5.27%
340	BorgWarner, Inc.	19,387
510	Gentherm, Inc. *	21,267
660	Gentex Corp.	21,608
		62,262
Ophthalmic Goods - 1.67%
120	The Cooper Companies, Inc.	19,668

Ordinance & Accessories (No Vehicle/Guided Missiles) - 2.68%
1,680	TASER International, Inc. *	31,651

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.11%
250	Align Technology, Inc. *	13,155

Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.77%
255	The Valspar Corp.	20,951

Paperboard Containers & Boxes - 1.77%
290	Packaging Corp. of America	20,903

Pharmaceutical Preparations - 9.49%
535	Akorn, Inc. *	23,834
135	Jazz Pharmaceuticals Plc. (Ireland) *	22,793
220	Mallinckrodt Plc. (Ireland) *	20,280
180	Pharmacyclics, Inc. *	23,521
165	United Therapeutics Corp. *	21,610
		112,038
Plastic Material Synthetic Resin/Rubber Cellulos (No Glass) - 1.79%
360	Celanese Corp., Series A	21,143

Pumps & Pumping Equipment - 3.10%
240	Graco, Inc.	18,840
490	Xylem, Inc.	17,816
		36,656
Real Estate Agents & Managers ( For Others) - 1.83%
160	Jones Lang Lasalle, Inc.	21,634

Retail-Catalog & Mail-Order Houses - 0.98%
375	CDW Corp.	11,565

Retail - Computer & Computer Software - 1.01%
280	GameStop Corp., Class A	11,973

Retail-Drug Stores & Proprietary Stores - 2.26%
400	Omnicare, Inc.	26,636

Retail-Eating Places - 1.02%
170	Jack in the Box, Inc.	12,077

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.06%
375	FLIR Systems, Inc.	12,574

Semiconductors & Related Devices - 10.65%
490	Ambarella, Inc. *	21,702
1,470	Atmel Corp. *	10,907
1,995	Himax Technologies, Inc.	15,202
295	IPG Photonics Corp. *	21,656
395	Maxim Integrated Products, Inc.	11,589
440	Microchip Technology, Inc.	18,968
225	Power Integrations, Inc.	11,331
1,110	RF Micro Devices, Inc. *	14,441
		125,796
Services-Commercial Physical & Biological Research - 3.05%
660	Exact Sciences Corp. *	15,886
345	Quintiles Transnational Holdings, Inc. *	20,196
		36,082
Services-Computer Integrated Systems Design - 1.61%
345	Open Text Corp.	19,016

Services-Consumer Credit Reporting, Collection Agencies - 1.87%
350	Portfolio Recovery Associates, Inc. *	22,138

Services-Equipment Rental & Leasing, Nec - 1.86%
200	United Rentals, Inc. *	22,012

Services-General Medical & Surgical Hospitals, Nec - 1.01%
170	Lifepoint Hospitals, Inc. *	11,900

Services-Hospitals - 3.69%
545	Healthsouth Corp.	21,980
345	MEDNAX, Inc. *	21,538
		43,518
Services-Prepackaged Software - 3.20%
1,035	ACI Worldwide, Inc. *	19,913
470	PTC, Inc. *	17,931
		37,844
Surgical & Medical Instruments & Apparatus - 1.69%
175	Teleflex, Inc.	19,971

Wholesale-Durable Goods - 1.09%
445	HD Supply Holdings, Inc. *	12,834

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 1.75%
725	LKQ Corp. *	20,713

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 1.65%
745	Hologic, Inc. *	19,512

Wholesale-Miscellaneous Nondurable Goods - 2.07%
375	Jarden Corp. *	24,409

TOTAL FOR COMMON STOCKS (Cost $1,036,676) - 97.27%		1,148,888

TOTAL INVESTMENTS (Cost $1,036,676) - 97.27%		1,148,888

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.73%		32,215

NET ASSETS - 100.00%		$ 1,181,103

ADR - American depositary receipt.
* Non-income producing securities during the year.
The accompanying notes are an integral part of these financial statements.

Satuit Capital Management Trust
Statements of Assets and Liabilities
October 31, 2014

	U.S. Emerging	U.S. Small	U.S. SMID
Assets:	Companies Fund	Cap Fund	Cap Fund
Investments, at Value (Cost $126,375,684, $552,891, & $1,036,676, respectively)	$ 146,508,627	$ 619,843	$ 1,148,888
Cash	10,014,308	46,311	79,189
Receivables:
Securities Sold	247,658	25,217	53,587
Shareholder Subscriptions	51,722	-	-
Interest & Dividends	31,419	51	323
Prepaid Expenses	21,676	509	3,702
Total Assets	156,875,410	691,931	1,285,689
Liabilities:
Securities Purchased	6,584,942	18,107	79,309
Shareholder Redemptions	242,094	-	-
Due to Advisor	148,001	7,188	8,311
Administrative Fees	12,875	573	806
Distribution Fees	48,277	364	1,162
Shareholder Servicing Fees	199	35	9
Trustee Fees	2,355	1,223	1,222
Other Accrued Expenses	51,673	13,803	13,767
Total Liabilities	7,090,416	41,293	104,586
Net Assets	$ 149,784,994	$ 650,638	$ 1,181,103

Net Assets Consist of:
Paid In Capital	121,738,790	572,749	1,086,403
Accumulated Undistributed Net Investment Loss	(2,205,634)	(4,408)	(4,869)
Accumulated Undistributed Realized Gain (Loss) on Investments	10,118,895	15,345	(12,643)
Unrealized Appreciation in Value of Investments	20,132,943	66,952	112,212
Net Assets (Unlimited number of shares authorized without par value)	$ 149,784,994	$ 650,638	$ 1,181,103

Shares Outstanding	4,339,076	47,295	83,035

Net Asset Value Per Share and Offering Price ($149,784,994/4,339,076,
$650,638/47,295, and $1,181,103/83,035, respectively).	$ 34.52	$ 13.76	$ 14.22

Minimum Redemption Price Per Share*	$ 33.83	$ 13.48	$ 13.94

*The Funds will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase for the Emerging Companies, Small and SMID Cap Funds
The accompanying notes are an integral part of these financial statements.

Satuit Capital Management Trust
Statements of Operations
For the year ended October 31, 2014

	U.S. Emerging	U.S. Small	U.S. SMID
	Companies Fund	Cap Fund	Cap Fund
Investment Income:
Dividends (net of foreign withholding taxes of $4,921, $17, and $85, respectively)	$ 876,543	$ 2,649	$ 5,801
Total Investment Income	876,543	2,649	5,801

Expenses:
Advisory (Note 2)	2,389,259	4,840	7,278
Distribution (Note 2)	477,852	1,210	1,819
Administrative (Note 2)	191,141	484	728
Shareholder Servicing (Note 2)	49,429	566	295
Printing and Mailing	35,000	200	170
Registration	41,647	1,847	3,305
Compliance	36,500	6,001	5,997
Legal Fees	24,289	2,000	2,000
Trustee Fees	52,355	21,356	21,356
Transfer Agent	63,765	2,698	3,068
Fund Accounting	57,011	9,535	9,535
Custody	41,100	2,683	2,263
Audit	26,067	12,250	12,250
Insurance	8,888	584	584
Miscellaneous	13,038	832	1,100
Gross Expenses	3,507,341	67,086	71,748
Fees Waived/Reimbursed by the Advisor (Note 2)	-	(59,826)	(60,831)
Net Expenses	3,507,341	7,260	10,917

Net Investment Loss	(2,630,798)	(4,611)	(5,116)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	13,290,647	15,548	(12,528)
Net Change in Unrealized Appreciation on Investments	(12,098,909)	23,251	81,633
Net Realized and Unrealized Gain on Investments	1,191,738	38,799	69,105

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (1,439,060)	$ 34,188	$ 63,989

The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. Emerging Companies Fund
Statements of Changes in Net Assets

	Years Ended
	10/31/2014	10/31/2013
Increase in Net Assets From Operations:
Net Investment Loss	$ (2,630,798)	$ (1,541,355)
Net Realized Gain on Investments	13,290,647	32,109,313
Net Change in Unrealized Appreciation on Investments	(12,098,909)	24,484,258
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,439,060)	55,052,216

Distributions to Shareholders: (Note 4)
Net Investment Income	-	-
Realized Gains	(26,904,558)	(13,893,966)
Total Dividends and Distributions Paid to Shareholders	(26,904,558)	(13,893,966)

Capital Share Transactions:
Proceeds from Sale of Shares	32,833,310	44,730,461
Shares Issued on Reinvestment of Dividends	25,010,899	13,400,309
Proceeds from Early Redemption Fees	69,283	49,458
Cost of Shares Redeemed	(82,531,497)	(61,508,327)
Net Decrease in Net Assets from Shareholder Activity	(24,618,005)	(3,328,099)

Net Assets:
Net Increase (Decrease) in Net Assets	(52,961,623)	37,830,151
Beginning of Year	202,746,617	164,916,466
End of Year (Including Accumulated Undistributed Net Investment
Loss of $(2,205,634) and $0, Respectively)	$149,784,994	$202,746,617

Share Transactions:
Shares Sold	896,647	1,269,215
Shares Issued on Reinvestment of Dividends	659,918	435,782
Shares Redeemed	(2,337,554)	(1,757,494)
Net Decrease in Shares	(780,989)	(52,497)
Outstanding at Beginning of Year	5,120,065	5,172,562
Outstanding at End of Year	4,339,076	5,120,065

The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. Small Cap Fund
Statements of Changes in Net Assets

	Year	For the Period
	Ended	Ended *
	10/31/2014	10/31/2013
Increase in Net Assets From Operations:
Net Investment Loss	$ (4,611)	$ (957)
Net Realized Gain on Investments	15,548	9,757
Net Change in Unrealized Appreciation on Investments	23,251	43,701
Net Increase in Net Assets Resulting from Operations	34,188	52,501

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(8,800)	-
Total Dividends and Distributions Paid to Shareholders	(8,800)	-

Capital Share Transactions:
Proceeds from Sale of Shares	403,486	240,000
Shares Issued on Reinvestment of Dividends	8,800	-
Proceeds from Early Redemption Fees	147	-
Cost of Shares Redeemed	(79,684)	-
Net Increase in Net Assets from Shareholder Activity	332,749	240,000

Net Assets:
Net Increase in Net Assets	358,137	292,501
Beginning of Period	292,501	-
End of Period (Including Accumulated Undistributed Net Investment
Loss of $(4,408) and $0, Respectively)	$ 650,638	$ 292,501

Share Transactions:
Shares Sold	29,179	23,494
Shares Issued on Reinvestment of Dividends	659	-
Shares Redeemed	(6,037)	-
Net Increase in Shares	23,801	23,494
Outstanding at Beginning of Period	23,494	-
Outstanding at End of Period	47,295	23,494

* For the Period April 1, 2013 (commencement of investment operations) through October 31, 2013.
The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. SMID Cap Fund
Statements of Changes in Net Assets

	Year	For the Period
	Ended	Ended *
	10/31/2014	10/31/2013
Increase in Net Assets From Operations:
Net Investment Loss	$ (5,116)	$ (715)
Net Realized Gain (Loss) on Investments	(12,528)	13,668
Net Change in Unrealized Appreciation on Investments	81,633	30,579
Net Increase in Net Assets Resulting from Operations	63,989	43,532

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(12,999)	-
Total Dividends and Distributions Paid to Shareholders	(12,999)	-

Capital Share Transactions:
Proceeds from Sale of Shares	965,703	222,300
Shares Issued on Reinvestment of Dividends	12,999	-
Proceeds from Early Redemption Fees	208	-
Cost of Shares Redeemed	(114,629)	-
Net Increase in Net Assets from Shareholder Activity	864,281	222,300

Net Assets:
Net Increase in Net Assets	915,271	265,832
Beginning of Period	265,832	-
End of Period (Including Accumulated Undistributed Net Investment
Income (Loss) of $(4,869) and $69, Respectively)	$ 1,181,103	$ 265,832

Share Transactions:
Shares Sold	68,751	21,715
Shares Issued on Reinvestment of Dividends	995	-
Shares Redeemed	(8,426)	-
Net Increase in Shares	61,320	21,715
Outstanding at Beginning of Period	21,715	-
Outstanding at End of Period	83,035	21,715

* For the Period April 1, 2013 (commencement of investment operations) through October 31, 2013.
The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. Emerging Companies Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010

Net Asset Value, at Beginning of Period	$ 39.60	$ 31.88	$ 30.31	$ 28.71	$ 22.07

Income From Investment Operations:
Net Investment Loss *	(0.50)	(0.30)	(0.38)	(0.43)	(0.34)
Net Gain on Securities (Realized and Unrealized)	0.66	10.80	1.92	2.01	6.96
Total from Investment Operations	0.16	10.50	1.54	1.58	6.62

Distributions from:
Net Investment Income	-	-	-	-	-
Net Realized Gain	(5.26)	(2.79)	-	-	-
Total from Distributions	(5.26)	(2.79)	-	-	-

Redemption Fees	0.02	0.01	0.03	0.02	0.02

Net Asset Value, at End of Period	$ 34.52	$ 39.60	$ 31.88	$ 30.31	$ 28.71

Total Return **	(0.73)%	35.48%	5.18%	5.57%	30.09%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 149,785	$ 202,747	$ 164,916	$ 161,716	$ 114,066
Before Waiver/Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	1.84%	1.90%	1.86%	1.74%	1.80%
Ratio of Net Investment Loss to Average Net Assets	(1.38)%	(0.84)%	(1.17)%	(1.14)%	(1.19)%
After Waiver/Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	1.84%	1.90%	1.90%	1.95%	1.95%
Ratio of Net Investment Loss to Average Net Assets	(1.38)%	(0.84)%	(1.20)%	(1.35)%	(1.34)%
Portfolio Turnover	109.05%	114.68%	154.34%	101.60%	138.60%

* Net Investment (Loss) per share amounts were calculated using the average share method.
** Excludes the effect of redemption fees.
The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. Small Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year		For the Period
	Ended		Ended *
	10/31/2014		10/31/2013

Net Asset Value, at Beginning of Period	$ 12.45		$ 10.00

Income From Investment Operations:
Net Investment Loss **	(0.13)		(0.05)
Net Gain on Securities (Realized and Unrealized)	1.76		2.50
Total from Investment Operations	1.63		2.45

Distributions from:
Net Investment Income	-		-
Net Realized Gain	(0.32)		-
Total from Distributions	(0.32)		-

Redemption Fees	-	***	-

Net Asset Value, at End of Period	$ 13.76		$ 12.45

Total Return ****	13.05%		24.50%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 651		$ 293
Before Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	13.83%		30.57%	(a)
Ratio of Net Investment Loss to Average Net Assets	(13.29)%		(29.77)%	(a)
After Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	1.50%		1.50%	(a)
Ratio of Net Investment Loss to Average Net Assets	(0.95)%		(0.70)%	(a)
Portfolio Turnover	235.37%		103.86%	(b)

* For the Period April 1, 2013 (commencement of investment operations) through October 31, 2013.
** Net Investment (Loss) per share amounts were calculated using the average share method.
*** Amount calculated is less than $0.005.
**** Excludes the effect of redemption fees.
(a) Annualized
(b) Not Annualized
The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. SMID Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year		For the Period
	Ended		Ended *
	10/31/2014		10/31/2013

Net Asset Value, at Beginning of Period	$ 12.24		$ 10.00

Income From Investment Operations:
Net Investment Loss **	(0.10)		(0.04)
Net Gain on Securities (Realized and Unrealized)	2.57		2.28
Total from Investment Operations	2.47		2.24

Distributions from:
Net Investment Income	-		-
Net Realized Gain	(0.49)		-
Total from Distributions	(0.49)		-

Redemption Fees	-	***	-

Net Asset Value, at End of Period	$ 14.22		$ 12.24

Total Return ****	20.53%		22.40%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,181		$ 266
Before Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	9.82%		33.07%	(a)
Ratio of Net Investment Loss to Average Net Assets	(9.03)%		(32.15)%	(a)
After Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	1.50%		1.50%	(a)
Ratio of Net Investment Loss to Average Net Assets	(0.70)%		(0.58)%	(a)
Portfolio Turnover	233.17%		101.42%	(b)

* For the Period April 1, 2013 (commencement of investment operations) through October 31, 2013.
** Net Investment (Loss) per share amounts were calculated using the average share method.
*** Amount calculated is less than $0.005.
**** Excludes the effect of redemption fees.
(a) Annualized
(b) Not Annualized
The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MANAGEMENT TRUST

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2014

Note 1. Significant Accounting Policies

The Satuit Capital U.S. Emerging Companies Fund (the “Emerging Companies Fund”), formerly the Satuit Capital Micro Cap Fund, Satuit Capital U.S. Small Cap Fund (“Small Cap Fund”), and Satuit Capital U.S. SMID Cap Fund (“SMID Cap Fund”) (collectively the “Funds”) are each a series of Satuit Capital Management Trust (“SCMT”), which is registered under The Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company.  The objective of the Funds is to provide investors with long-term capital appreciation.  The Trust is an open-end, management investment company and the Funds are a “diversified” series of the Trust, as that term is defined in the Act.

The Small Cap Fund and the SMID Cap Fund commenced investment operations on April 1, 2013.

The Emerging Companies Fund, the Small Cap Fund and the SMID Cap Fund will charge a 2.00% redemption fee on all shares redeemed less than 90 days from the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Security Valuations: The Funds’ securities are recorded at their fair value primarily on the basis of market quotations.  Certain short-term securities are valued on the basis of amortized cost.  If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board of Trustees (the “Board”) believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The Funds have a policy that contemplates the use of fair value pricing to determine the NAV per share of the Funds when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  Since most of the Funds’ investments are in U.S. common stocks traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Funds use fair value pricing to determine the NAV per share of the Funds, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Funds’ policy is intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds’ procedures may not accurately reflect the price that the Funds’ could obtain for a security if it were to dispose of that security as of the time of pricing.

Equity securities (common stocks, including ADRs, limited partnerships and warrants) - Equity securities are generally valued by using market quotations. The market quotation used for equity securities, including those listed on the NASDAQ, is the last sale price on the date on which the valuation is made or, in the absence of sales, the last prior sale price on which the valuation was made. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

In accordance with GAAP, fair value is defined as the price that the Funds’ would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

The following table summarizes the inputs used to value the Funds’ assets measured at fair value as of October 31, 2014:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Funds’ assets by the above fair value hierarchy levels as of October 31, 2014:

Emerging Companies Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 145,348,875	$ -	$ -	$ 145,348,875
Limited Partnerships	1,159,752	-	-	1,159,752
Warrants	-	0	-	0
Total	$ 146,508,627	$ 0	$ -	$ 146,508,627

Small Cap Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 613,579	$ -	$ -	$ 613,579
Limited Partnerships	6,264	-	-	6 ,264
Total	$ 619,843	$ -	$ -	$ 619,843

SMID Cap Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 1,148,888	$ -	$ -	$ 1,148,888
Total	$ 1,148,888	$ -	$ -	$ 1,148,888

(a) Refer to the Funds’ Schedule of Investments for a listing of securities by security type and industry.

The Funds did not hold any Level 3 assets during the year ended October 31, 2014. The Small Cap Fund and SMID Cap Fund did not hold any derivative instruments at any time during the year ended October 31, 2014. The Emerging Companies Fund held a warrant valued at zero during the year ended October 31, 2014. There were no transfers into or out of Level 1 or Level 2 during the year ended October 31, 2014. It is the Funds policy to recognize transfers into and out of all Levels at the end of the reporting period.

Federal Income Taxes: The Funds policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years, (2011 - 2013), or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and State tax authorities; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. As of and during the year ended October 31, 2014, the Funds did not incur any interest or penalties.

Security Transactions and Income: Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis.  Dividends are recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

Other: Expenses incurred by SCMT that do not relate to a specific fund of SCMT are allocated in accordance to SCMT’s expense policy.

Accounting Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Note 2. Investment Advisory and Distribution Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement, Satuit Capital Management, LLC (“SCM”), provides investment services for an annual fee of 1.25% for the Emerging Companies Fund, of the average daily net assets.  Per an expense limitation agreement, SCM has agreed to waive its fees and reimburse fund expenses in order to limit the operating expenses to 1.95% of average net assets for the Emerging Companies Fund through October 31, 2014. No fees/expenses were waived/reimbursed for the Emerging Companies Fund for the year ended October 31, 2014.  For the year ended October 31, 2014, SCM earned fees of $2,389,259 for the Emerging Companies Fund. As of October 31, 2014, the Emerging Companies Fund owed SCM $148,001.

Pursuant to the terms of the Expense Limitation Agreement, SCM is entitled to reimbursement of fees waived or reimbursed by SCM to the Emerging Companies Fund in prior years, subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (2) any such reimbursement may not cause the Emerging Companies Fund’s total annual expense ratio to exceed the cap.  The total amount of reimbursement recoverable by SCM is the sum of all fees waived or reimbursed by SCM to the Emerging Companies Fund during any of the previous three years, less any reimbursement previously paid by the Emerging Companies Fund to SCM with respect to any waivers, reductions, and payments made with respect to the Emerging Companies Fund. As of October 31, 2014, SCM has recouped all previously waived fees.

Pursuant to an Investment Advisory Agreement, Satuit Funds Management, LLC (“SFM”), provides investment services for an annual fee of 1.00% for the Small Cap Fund and the SMID Cap Fund, of the average daily net assets, respectively.  Per an expense limitation agreement, SFM has agreed to waive its fees and reimburse fund expenses in order to limit the operating expenses for the Small Cap Fund and the SMID Cap Fund shares to 1.50% of average net assets through October 31, 2014.  For the year ended October 31, 2014, SFM earned fees of $4,840 and $7,278 for the Small Cap Fund and the SMID Cap Fund, respectively.  As of October 31, 2014, Small Cap Fund and SMID Cap Fund owed SFM $7,188 and $8,311, respectively.

Pursuant to the terms of the Expense Limitation Agreement, SFM is entitled to reimbursement of fees waived or reimbursed by SFM to the Small Cap Fund and the SMID Cap Fund from prior years, subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (2) any such reimbursement may not cause the Small Cap Fund’s and the SMID Cap Fund’s total annual expense ratio to exceed the cap.  The total amount of reimbursement recoverable by SFM is the sum of all fees waived or reimbursed by SFM to the Small Cap Fund and the SMID Cap Fund during any of the previous three years, less any reimbursement previously paid by the Small Cap Fund and the SMID Cap Fund to SFM with respect to any waivers, reductions, and payments made with respect to the Small Cap Fund and the SMID Cap Fund. SFM waived/reimbursed $59,826 and $60,831 of fees/expenses per the Expense Limitation Agreement for the Small Cap Fund and the SMID Cap Fund, respectively, for the year ended October 31, 2014.

As of October 31, 2014, the following is subject to repayment by the Small Cap Fund and SMID Cap Fund to SFM pursuant to the expense limitation agreement:

Fiscal Year/Period Ended	Recoverable Through	Small Cap Fund	SMID Cap Fund
October 31, 2013	October 31, 2016	$39,668	$39,056
October 31, 2014	October 31, 2017	$59,826	$60,831

The Emerging Companies Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Emerging Companies Fund or SCM may pay distribution fees for certain activities and expenses which are primarily intended to result in the sale of the Emerging Companies Fund shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Emerging Companies Fund or SCM.  The Emerging Companies Fund or SCM may incur such distribution expenses at the rate of 0.25% per annum of the Emerging Companies Fund average daily net assets.  For the year ended October 31, 2014, there was $477,852 of 12b-1 fees incurred by the Emerging Companies Fund. As of October 31, 2014, the Emerging Companies Fund owed $48,277 in distribution fees.

The Small Cap Fund and the SMID Cap Fund have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Small Cap Fund and the SMID Cap Fund or SFM may pay distribution fees for certain activities and expenses which are primarily intended to result in the sale of the Small Cap Fund’s and the SMID Cap Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Small Cap Fund and the SMID Cap Fund or SFM.  The Small Cap Fund and the SMID Cap Fund or SFM may incur such distribution expenses at the rate of 0.25% per annum on the Small Cap Fund’s and the SMID Cap Fund’s average daily net assets.  For the year ended October 31, 2014, there were $1,210 and $1,819 of 12b-1 fees incurred by the Small Cap Fund and SMID Cap Fund, respectively. As of October 31, 2014, the Small Cap and SMID Cap Funds owed $364 and $1,162 in distribution fees, respectively.

Mutual Shareholder Services, LLC (“MSS”) is the Funds Transfer and Dividend Disbursing Agent.  In accordance with the contract and current asset levels, MSS earned $69,531 as stated on the Statements of Operations for the year ended October 31, 2014.

Mutual Shareholder Services, LLC (“MSS”) is the Funds Accounting Agent.  In accordance with the contract and current asset levels, MSS earned $76,081 as stated on the Statements of Operations for the year ended October 31, 2014.

MSS is not considered an affiliate of SCMT, SFM, nor SCM.

Satuit Funds Administration, LLC serves as the Funds Administrator and is under common ownership of SCM and SFM.  Pursuant to an Administration Agreement, Satuit Funds Administration, LLC provides administrative services for an annual fee of 0.10% of the average daily net assets.  In accordance with the contract and current asset levels, Satuit Funds Administration, LLC earned $191,141 from the Emerging Companies Fund, $484 from the Small Cap Fund and $728 for the SMID Cap Fund for the year ended October 31, 2014.

Satuit Funds Administration, LLC serves as the Funds Shareholder Servicing Agent, and is under common ownership of SCM and SFM.  Pursuant to a Shareholder Servicing Agreement, Satuit Funds Administration, LLC provides shareholder services for an annual fee of up to 0.25% of the average daily net assets. During the current year, the Satuit Funds Administration, LLC charged fees to the Emerging Companies Fund, Small Cap Fund and SMID Cap Fund of 0.026%, 0.115%, and 0.04%, of the average daily net assets, respectively. In accordance with the contract and current asset levels, Satuit Funds Administration, LLC earned $49,429 from the Emerging Companies Fund, $566 from the Small Cap Fund and $295 for the SMID Cap Fund for the year ended October 31, 2014.

Certain officers and trustees of SCMT are officers of SFM, SCM, and Satuit Funds Administration, LLC.

Note 3. Investments

The cost of purchases and the proceeds of the Emerging Companies Fund from sales of securities other than short-term notes for the year ended October 31, 2014, aggregated $201,999,067 and $246,603,940, respectively.

The cost of purchases and the proceeds of the Small Cap Fund from sales of securities other than short-term notes for the year ended October 31, 2014, aggregated $1,379,837 and $1,096,328, respectively.

The cost of purchases and the proceeds of the SMID Cap Fund from sales of securities other than short-term notes for the year ended October 31, 2014, aggregated $2,427,253 and $1,603,546, respectively.

Note 4. Distributions to Shareholders and Tax Components of Capital

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

On December 27, 2013, the Emerging Companies Fund paid a long-term capital gain distribution of $2.4966 per share to shareholders on December 26, 2013 for a total distribution of $12,765,967. On December 27, 2013, the Emerging Companies Fund paid a short-term capital gain distribution of $2.76504 per share to shareholders on December 26, 2013 for a total distribution of $14,138,591.

On December 27, 2012, the Emerging Companies Fund paid a long-term capital gain distribution of $2.7891 per share to shareholders on December 26, 2012 for a total distribution of $13,893,966.

On December 27, 2013, the Small Cap Fund paid a short-term capital gain distribution of $0.3153 per share to shareholders on December 26, 2013 for a total distribution of $8,800.

On December 27, 2013, the SMID Cap Fund paid a short-term capital gain distribution of $0.48954 per share to shareholders on December 26, 2013 for a total distribution of $12,999.

The Small Cap Fund and the SMID Cap Fund did not pay any distributions for the period ended October 31, 2013.

For federal income tax purposes the costs of securities owned at October 31, 2014, were $126,863,384, $554,088, and $1,042,666 for the Emerging Companies Fund, Small Cap Fund, and SMID Cap Fund, respectively.  At October 31, 2014, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Emerging Companies Fund
Appreciation	Depreciation	Net Appreciation (Depreciation)
$21,968,792	$(2,323,549)	$19,645,243

Small Cap Fund
Appreciation	Depreciation	Net Appreciation (Depreciation)
$72,686	$(6,931)	$65,755

SMID Cap Fund
Appreciation	Depreciation	Net Appreciation (Depreciation)
$116,198	$(9,976)	$106,222

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales and tax treatment of certain other investments.

As of October 31, 2014, the components of distributable earnings for the Emerging Companies Fund on a tax basis were as follows:

Accumulated Net Realized Gain on Investments

$ 10,606,595

Net Unrealized Appreciation on Investments

   19,645,243

Other Accumulated Losses

   (2,205,634)

$ 28,046,204

As of October 31, 2014, the components of distributable earnings for the Small Cap Fund on a tax basis were as follows:

Accumulated Net Realized Gain on Investments

$ 16,542

Net Unrealized Appreciation on Investments

   65,755

Other Accumulated Losses

   (4,408)

$ 77,889

As of October 31, 2014, the components of distributable earnings for the SMID Cap Fund on a tax basis were as follows:

Capital Loss Carryforward

$ (5,848)

Net Unrealized Appreciation on Investments

 106,222

Other Accumulated Losses

   (5,674)

$ 94,700

The Funds elected to defer to the year ending October 31, 2015, late year ordinary losses in the amounts of:

Fund	Amount
Emerging Companies Fund	$ 2,205,634
Small Cap Fund	$ 4,408
SMID Cap Fund	$ 5,674

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended October 31, 2014, certain differences were reclassified. These differences are attributable to net operating loss adjustments and equalization. The reclassifications were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gain/Loss	Paid-in-Capital
Emerging Companies Fund	$ 425,164	$(2,579,165)	$ 2,154,001

Small Cap Fund	$ 203	$ (203)	$ -

SMID Cap Fund	$ 178	$ -	$ (178)

Note 5. Capital Loss Carryforwards

As of October 31, 2014, SMID Cap Fund has capital loss carryforwards which may reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code of 1986, such capital loss carryforward will expire as follows:

Expiration Date	SMID Cap Fund
Non Expiring (Short Term)	$ 5,848

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized in tax years beginning after December 22, 2010, may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term.

Note 6. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Act. As of October 31, 2014, Ameritrade, Inc. held in omnibus accounts for the benefit of others approximately 29% of the voting securities of the Small Cap Fund, and may be deemed to control the Small Cap Fund. As of October 31, 2014, Charles Schwab & Co., Inc. held in omnibus accounts for the benefit of others approximately 29% of the voting securities of the Small Cap Fund, and may be deemed to control the Small Cap Fund. As of October 31, 2014, Charles Schwab & Co., Inc. held in omnibus accounts for the benefit of others approximately 43% of the voting securities of the SMID Cap Fund, and may be deemed to control the SMID Cap Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Satuit Capital Management Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Satuit Capital Management Trust comprising Satuit Capital U.S. Emerging Companies Fund, Satuit Capital U.S. Small Cap Fund and Satuit Capital U.S. SMID Cap Fund (the “Funds”) as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Satuit Capital Management Trust as of October 31, 2014, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 23, 2014

SATUIT CAPITAL MANAGEMENT TRUST

EXPENSE ILLUSTRATION

OCTOBER 31, 2014 (UNAUDITED)

Expense Example

As a shareholder of the Satuit Capital Management Trust, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2014 through October 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Satuit Capital U.S. Emerging Companies Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2014	October 31, 2014	May 1, 2014 to October 31, 2014

Actual	$1,000.00	$979.29	$8.48
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,016.64	$8.64

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Satuit Capital U.S. Small Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2014	October 31, 2014	May 1, 2014 to October 31, 2014

Actual	$1,000.00	$1,017.01	$7.63
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Satuit Capital U.S. SMID Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2014	October 31, 2014	May 1, 2014 to October 31, 2014

Actual	$1,000.00	$1,016.44	$7.62
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SATUIT CAPITAL MANAGEMENT TRUST

ADDITIONAL INFORMATION

OCTOBER 31, 2014 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12 month period ended June 30, 2013 are available without charge upon request by (1) calling the Fund at (866) 972-8848 and/or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the fiscal quarter. The Funds’ Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-866-972-8848.

Renewal of Investment Advisory Agreements - At a meeting held on October 6, 2014, the Advisory Agreements between the respective Adviser and the respective Fund were renewed for an additional year.  To begin, Counsel reviewed with the Board the Gartenberg memorandum, a copy of which was previously provided to the Board and is included in the Board Book.  Counsel referenced the Gartenberg memorandum and reviewed with the Board certain factors they should consider, including: (i) the nature, extent and quality of services to be provided by the investment adviser, as appropriate, (ii) the investment performance of the investment adviser, as appropriate, with respect to each Fund, (iii) the proposed fees and expenses under the investment advisory agreements, (iv) the economies of scale expected to be achieved, and (v) the investment adviser’s profitability.  Counsel emphasized that the Trustees should also consider any additional factors they deem relevant and should use their own business judgment in determining the material factors to consider in evaluating the investment advisory agreements and the weight to be given to each factor.  Also noted was each Trustee may weigh the various factors differently in reaching his conclusions with respect to the investment advisory agreements.  To assist the Board in making a determination, comparative data (particularly as to fees and expenses) to other mutual funds and peer groups was provided to the Board as part of the Board Book.  The Independent Trustees met with Counsel in executive session and considered, among other things, the Adviser’s responses to the 15(c) questionnaires provided to them by Counsel.

Satuit Capital U.S. Emerging Companies Fund, – Adviser: Satuit Capital Management, LLC

Nature, Extent and Quality of Service.

The Trustees noted that the Adviser provides all investment research and analysis, portfolio management and execution decisions for the Fund.  The Board reviewed the background information on the key investment personnel responsible for servicing the Emerging Companies Fund and was satisfied with their extensive experience in managing the Fund and implementing the Adviser’s principal investment strategies. The Board discussed the Adviser’s investment processes for the Fund.  The Trustees next reviewed the risks associated with providing investment advisory services to the Fund and the steps being taken by the Adviser to mitigate these risks.  The Board recognized and was comfortable with the Adviser’s approach to mitigating investment risk by implementing a number of written policies and procedures to identify, quantify, and address the risks associated with providing investment advisory services to the Fund.  Among those are policies to address illiquid securities, portfolio compliance, trade aggregation and allocation, soft dollars and related matters.  The Board also recognized that the Adviser has adopted written compliance policies and procedures that are risk based and which are directed specifically to the Fund and its needs.  The Adviser additionally has engaged the services of an outside compliance specialist to serve as the firm’s Chief Compliance Officer, who prepares an annual risk assessment as part of his ongoing duties to the firm, conducts periodic forensic testing of the Adviser’s ongoing operations, and conducts on-site inspections to gain assurance that the Adviser is in compliance with all applicable policies and procedures.  The Board concluded that the Adviser will continue to provide a high level quality of service to the Fund for the benefit of the Fund’s shareholders.

Performance.

The Trustees reviewed the performance of the Fund and discussed the performance relative to its peer group, Morningstar category and index.  The Board noted that the Emerging Companies Fund has underperformed recently due to the Adviser’s strict adherence to its investment philosophy and process but recognized that the Fund has overall been successful since its inception.  After further discussion, the Trustees concluded that the Fund’s performance was reasonable.

Fees and Expenses.

The Trustees discussed the advisory fee paid by the Fund.  The Trustees agreed that the advisory fee structure was fair and competitive in comparison to other mutual funds of similar size.  After discussion the Trustees, concluded that the advisory fee was reasonable with respect to the Fund.

Economies of Scale.

The Trustees considered the economies of scale and noted that the Adviser agreed with the Board that they should consider breakpoints when asset levels for the Fund reach specific levels.  After discussion, the Board agreed that based on the current size of the Fund, it does not appear that economies of scale had been reached at this time, however, the matter would be revisited in the future as the Fund’s size increases.

Profitability.

The Trustees reviewed the Adviser’s financial statements.  The Board acknowledged that the Adviser was generally profitable based on the size of the Fund.  The Trustees recognized that an affiliate of the Adviser serves as the Fund’s administrator.  The Board noted that having an affiliate as the Fund’s administrator does add some additional cost that the Fund must pay.  After a brief discussion, the Trustees concluded that the Adviser’s profitability was reasonable with respect to the Fund.

Conclusion.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the advisory agreement is in the best interests of the shareholders.

Satuit Capital U.S. Small Cap Fund and Satuit Capital U.S. SMID Cap Fund – Adviser: Satuit Funds Management, LLC

Nature, Extent and Quality of Service.

The Trustees noted that the Adviser provides all investment research and analysis, portfolio management and execution decisions for each of the Funds.  The Board reviewed the background information on the key investment personnel responsible for servicing each Fund and was satisfied with their experience in managing the Fund and implementing the Adviser’s principal investment strategies.   The Board discussed the Adviser’s investment processes for each Fund.  The Trustees next reviewed the risks associated with providing investment advisory services to the Funds and the steps being taken by the Adviser to mitigate these risks.  The Board recognized and was comfortable with the Adviser’s approach to mitigating investment risk by implementing a number of written policies and procedures to identify, quantify, and address the risks associated with providing investment advisory services to the Funds.  Among those are policies to address illiquid securities, portfolio compliance, trade aggregation and allocation, soft dollars and related matters.  The Board also recognized that the Adviser has adopted written compliance policies and procedures that are risk based and which are directed specifically to the Funds and its needs.  The Adviser additionally has engaged the services of an outside compliance specialist to serve as the firm’s Chief Compliance Officer, who prepares an annual risk assessment as part of his ongoing duties to the firm, conducts periodic forensic testing of the Adviser’s ongoing operations, and conducts on-site inspections to gain assurance that the Adviser is in compliance with all applicable policies and procedures.  The Board concluded that the Adviser will continue to provide a high level quality of service to the Funds for the benefit of each Fund’s shareholders.

Performance.

The Trustees reviewed the performance of each of the Funds and discussed their performance relative to its peer group, Morningstar category and index.  The Board noted that each Fund is a top performer in its category and each Fund continues to grow.  After further discussion, the Trustees concluded that each Fund’s performance was reasonable.

Fees and Expenses.

The Trustees discussed the advisory fees paid by each Fund.  The Trustees agreed that the advisory fee structure was fair and competitive in comparison to other mutual funds of similar size.  After discussion the Trustees, concluded that the advisory fees were reasonable with respect to each Fund.

Economies of Scale.

The Trustees considered the economies of scale and noted that the Adviser agreed with the Board that they should consider breakpoints when asset levels for each Fund reach specific levels. After discussion, the Board agreed that based on the current size of each Fund, it does not appear that economies of scale had been reached at this time, however, the matter would be revisited in the future as each Fund’s size increases.

Profitability.

The Trustees reviewed the Adviser’s financial statements.  The Board acknowledged that the Adviser was generally profitable.  The Trustees recognized that an affiliate of the Adviser services as each Fund’s administrator.  The Board noted that having an affiliate of the Adviser as each Fund’s administrator adds some additional costs that the Funds must pay.  After a brief discussion, the Trustees concluded that the Adviser’s profitability was reasonable with respect to each Fund.

Conclusion.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the advisory agreement is in the best interests of the shareholders.

Trustees and Officers - Information pertaining to the trustees and officers of the Funds are set forth below. The names, addresses and ages of the trustees and officers of the Funds, together with information as to their principal occupations during the past five years, are listed below.  The trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Advisor and the principal underwriter, and officers of the Fund, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 567-4030.

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen
Interested Trustee:
Robert J. Sullivan* 238 Public Square Suite 200 Franklin, TN 37064 (1961)	Chairman of the Board, President and Treasurer since December 2000 – Indefinitely.	3

Chairman, President and Treasurer of Satuit Capital Management Trust, an open-end investment management company, since December, 2000; Managing Director and Chief Investment Officer of Satuit Capital Management, LLC, a registered investment adviser, from June, 2000 to Present.  Managing Director and Chief Investment Officer of Satuit Funds Management, LLC, a registered investment adviser, from April, 2013 to Present.  CEO of Satuit Funds Administration, LLC from June 2010 to Present.

				N/A

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen
Non-Interested Trustees:
Samuel Boyd, Jr. 238 Public Square Suite 200 Franklin, TN 37064 (1940)	Trustee since October, 2002 - Indefinitely	3

Retired. Mr. Boyd was Manager of the Customer Services Operations and Accounting Division of the Potomac Electric Power Company from August, 1978 until April, 2005; a Director of The World Funds, Inc., a registered investment company, since May, 1997; and a Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed)

				The World Funds, Inc. -- 4 Funds
William E. Poist 238 Public Square Suite 200 Franklin, TN 37064 (1939)	Trustee since November, 2003 - Indefinitely	3

Mr. Poist is a financial and tax consultant through his firm Management Consulting for Professionals since 1974; a Director of The World Funds, Inc., a registered investment company, since May, 1997; and a Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed). Mr. Poist is also a certified public accountant.

				The World Funds, Inc. -- 4 Funds
Paul M. Dickinson 238 Public Square Suite 200 Franklin, TN 37064 (1947)	Trustee since November 2003 - Indefinitely	3

Mr. Dickinson is President of Alfred J. Dickinson, Inc. Realtors since April, 1971; a Director of The World Funds, Inc., a registered investment company, since May, 1997; and Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed)

				The World Funds, Inc. -- 4 Funds

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen

Anthony J. Hertl 238 Public Square Suite 200 Franklin, TN 37064 (1950)	Trustee since October, 2002 - Indefinitely	3	Consultant to small and emerging businesses (since 2000).

AdvisorOne Funds (12 portfolios) (2004 – October, 2010);  The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007 – February, 2011: World Funds Trust (3 portfolios) (2010 – October, 2013); Global Real Estate Fund; Northern Lights Fund Trust (98 portfolios) (since 2006); and  Northern Lights Variable Trust (27 portfolios) (since 2006).

Officers:
Robert J. Sullivan 238 Public Square Suite 200 Franklin, TN 37064 (1961)	Chairman of the Board, President and Treasurer since December 2000 – Indefinitely.	3

Chairman, President and Treasurer of Satuit Capital Management Trust, an open-end investment management company, since December, 2000; Managing Director and Investment Officer of Satuit Capital Management, LLC, a registered investment adviser, from June, 2000 to Present.

				N/A
David Jones Drake Compliance, LLC. 422 Fleming Street, Suite 7 Key West, FL 33040 (1957)	Chief Compliance Officer	3	Co-founder and Managing Member of Drake Compliance LLC (compliance consulting), since 2004; founder and controlling shareholder of David Jones & Associates P.C. (law firm) since 1998.	N/A

Investment Adviser:

Satuit Capital U.S. Emerging Companies Fund

Satuit Capital Management, LLC

238 Public Square, Suite 200

Franklin, Tennessee  37064

Satuit Capital U.S. Small Cap Fund and the Satuit Capital U.S. SMID Cap Fund

Satuit Funds Management, LLC

238 Public Square, Suite 200

Franklin, Tennessee  37064

Independent Registered Public Accounting Firm:
Cohen Fund Audit Services, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, Ohio  44115

Transfer Agent:
For more information, wire purchase or redemptions, call or write to Satuit Capital Management Trust’s Transfer Agent:

Mutual Shareholder Services, LLC

Satuit Capital Management Trust

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(866) 972-8848 Toll Free

More Information:

For 24 hours, 7 days a week price information, investment plans, and other shareholder services, call Satuit Capital Management at (866) 972-8848, Toll Free.

This report is provided for the general information of the shareholders of the Satuit Capital Management Trust. This report is not intended for distribution to prospective investors in the Fund(s), unless preceded or accompanied by an effective prospectus.

ITEM 2.

CODE OF ETHICS.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report,  the Registrant’s  Board of Directors has determined that the Registrant has at least one audit committee financial  expert serving on its audit committee and those persons (Tony Hertl, Samuel Boyd, William E. Poist and Paul M. Dickinson) are  “independent,”  as defined by this Item 3.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,000 for 2014 and $37,500 for 2013.

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2013.

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $11,000 for 2014 and $8,000 for 2013.

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2014 and $0 for 2013.

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant.  The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Satuit Capital Small Cap Fund.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)

NA

(c)

100%

(d)

NA

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2013.

(h)

Not applicable.  The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

[RESERVED]

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END  MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b)

There  were no  changes  in the  registrant’s  internal  control  over financial  reporting  (as  defined in Rule  30a-3(d)  under the 1940 Act (17 CFR 270.30a-3(d))  that occurred during the registrant’s  last fiscal half-year (the registrant’s  second fiscal  half-year in the case of an annual report) that has materially  affected, or is reasonably  likely  to  materially  affect, the registrant’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1)

Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:

Satuit Capital Management Trust

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan

Chief Executive Officer

(principal executive officer)

Date: January 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan

Chief Executive Officer

(principal executive officer)

Date: January 5, 2015

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan, Chief Financial Officer

(principal financial officer)

Date: January 5, 2015

*Print the name and title of each signing officer under his or her signature.